UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Michigan Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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[ ]	Fee paid previously with preliminary materials.
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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
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(2)	Form, Schedule or Registration Statement no.:
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(3)	Filing Party:
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(4)	Date Filed:
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IMPORTANT NOTICE

March 2, 2007

Eaton Vance Michigan Municipal Income Trust The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

Dear Shareholder:

     You recently received a Notice of Annual Meeting, proxy statement and proxy card for the upcoming Annual Meeting of Shareholders of Eaton Vance Michigan Municipal Income Trust on Friday, March 23, 2007 at 2:30 P.M. (Boston time). The proxy card you received erroneously listed a vote for the wrong nominee for trustee. Please find enclosed a revised proxy card with the correct information.

Unfortunately, the erroneous proxy card is not valid, even if it has already been submitted. If you have already returned the previous proxy card, please complete, sign and date the enclosed revised proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting. If you have not yet returned a proxy card, please discard the previous erroneous proxy card and complete, sign and date the enclosed revised proxy card and return it in the enclosed postage-paid envelope.

We apologize for any inconvenience and thank you in advance for you participation.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR CARD PROMPTLY

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Eaton Vance
Michigan Municipal Income Trust
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		000000000.000000	ext	000000000.000000	ext
	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

A Election of Two Trustees
1. Election of Trustees:	For	Withhold		For	Withhold
01 - ^James B. Hawkes	[ ]	[ ]	02 - Ralph F. Verni	[ ]	[ ]

B Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890			J N T	MR A SAMPLE (THIS AREA IS SET UP TO
					ACCOMMODATE 140 CHARACTERS) MR A
					SAMPLE AND MR A SAMPLE AND MR A SAMPLE
2	0 D V	C O Y	#	# # 1	AND MR A SAMPLE AND MR A SAMPLE AND

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- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Michigan Municipal Income Trust

Annual Meeting of Shareholders, March 23, 2007 Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the “Fund”), hereby appoints BARBARA E. CAMPBELL, JAMES B. HAWKES, ALAN R. DYNNER and WILLIAM AUSTIN, JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2007 at 2:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE